Exhibit 99.2

                                                 ESCROW AGREEMENT

                  THIS ESCROW AGREEMENT (this "Agreement"), dated as of March 24, 1998, is by and among NaPro BioTherapeutics, Inc., a Delaware corporation ("NaPro"), Baker Norton Pharmaceuticals, Inc., a Florida corporation ("BNP"), and U.S. Bank National Association d/b/a Colorado National Bank (the "Escrow Agent").

                  WHEREAS, NaPro, BNP, IVAX Corporation, a Florida corporation ("IVAX") and D&N Holding Company, a Delaware corporation ("D&N") are parties to that certain Termination Agreement dated as of the same date hereof ("Termination Agreement"), pursuant to which BNP has agreed, inter alia, to deposit two million dollars ($2,000,000) in an escrow account for release to NaPro upon certain events set forth in such Termination Agreement; and

                  WHEREAS, this Agreement is being entered into in conjunction with the Termination Agreement so as to govern the administration of such escrow account;

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. All capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Termination Agreement.

                  2.       Deposit of Funds.

     (a) Deposit. BNP shall deliver herewith to the Escrow Agent the sum of two million dollars ($2,000,000) by means of wire transfer. Such amount plus any interest thereon, products and proceeds thereof, and any such amounts remaining after disbursements made pursuant to the terms and conditions of this Agreement are hereinafter referred to as the "Deposit". The Escrow Agent hereby agrees to hold the Deposit in a separate and distinct interest-bearing account (the "Escrow Account") as a trust fund. Except as set forth in Section 5(b) hereof, the Deposit shall not be subject to any lien, attachment, trustee process, or any other judicial process of any creditor of any party hereto, and shall be used solely for the purposes of and subject to the terms and conditions of this Agreement.

     (b) Permissible Investments. The Escrow Agent shall follow the written instructions of BNP with respect to the investment, reinvestment, purchase, or sale of all amounts in the Escrow Account; provided, that permissible investments shall be limited to any of the following (the following to be referred to herein as the "Permissible Investments"): (i) marketable obligations issued and guaranteed by the United States of America or its agencies or instrumentalities, having maturities not exceeding thirty (30) days; (ii) bank certificates of deposit having maturities not exceeding thirty (30) days issued by United States national banks with assets in excess of one hundred million dollars ($100,000,000); (iii) commercial paper rated at least "Prime

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1" by Moody's Investors Service,  Inc. or "A-1" by Standard & Poor's Corporation
and having a maturity of not more than thirty (30) days; (iv) money market mutual funds with daily liquidity that invests primarily in the Permissible Investments; and (v) such other investments as BNP and NaPro may agree upon in writing, provided that the Escrow Agent has been duly notified in writing of such agreed upon investments. In the event that the Escrow Agent does not receive investment instructions upon receipt of the Deposit, the Escrow Agent shall, pending alternative investment instructions, invest the funds in mutual funds, including First American Mutual Funds, investing in securities or obligations that are Permissible Investments under this Agreement, including any mutual fund from which the Escrow Agent or any of its Affiliates may receive compensation.

                  3.       Disbursement of Deposit.

     (a) Disbursement on Delivery of Product. Upon shipment of Product by NaPro to BNP, NaPro shall provide the Escrow Agent and BNP with (i) a copy of the Certificate of Analysis for the shipped Product, (ii) a copy of the shipping documents for such Product, and (iii) a document signed by an officer of NaPro certifying the amount shipped and the total quantity of Product shipped to BNP since the date of this Agreement. The Escrow Agent shall forward a copy of such documents to BNP by facsimile. In the event BNP does not provide the Escrow Agent with a written objection to disbursement of the Deposit within ten (10) days of receipt of the foregoing information by BNP from the Escrow Agent, the Escrow Agent shall disburse to NaPro the amount of the Deposit corresponding to the amount of Product shipped by NaPro to BNP, as set forth on Exhibit A attached hereto. Such disbursement shall be made by wire transfer of immediately available funds.

     (b) Disbursement on Cancellation. Upon cancellation of the remaining scheduled deliveries of Product by BNP pursuant to Section 6(b)(iv) of the Termination Agreement, BNP shall send a copy of the notice of cancellation to both NaPro and the Escrow Agent. The Escrow Agent shall forward a copy of any such cancellation notice to NaPro by facsimile. In the event that NaPro does not provide the Escrow Agent with a written objection to disbursement of the Deposit within ten (10) days of receipt of the cancellation notice by NaPro from the Escrow Agent, the Escrow Agent shall disburse to BNP the entire balance of the Deposit. Such disbursement shall be made by wire transfer of immediately available funds to an account designated by BNP.

     (c) Investment Earnings. In order to comply with IRS reporting requirements, the Escrow Agent is hereby directed to allocate investment earnings on the Deposit to NaPro, and to pay the investment earnings to NaPro monthly as they are earned.

                  4. Termination. This Escrow Agreement shall automatically terminate on the date on which all amounts in the Escrow Account have been distributed pursuant to the provisions of Section 3 hereof; provided, however, if the Deposit is not distributed pursuant to Section 3 hereof on or before March 20, 2013, the Escrow Agent is instructed to release and then distribute the Deposit in the Escrow Account to BNP. Upon release of the Deposit hereunder, the Escrow Agent shall be relieved of all liability arising under this Agreement.


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                  5.       The Escrow Agent.

     (a) Escrow Agent's Conduct. In performing its duties hereunder, the Escrow Agent may, without liability for sufficiency, correctness, or validity thereof, rely on statements, writings, or signatures furnished to it by the parties hereto, or on any other evidence deemed by the Escrow Agent to be reliable. The Escrow Agent's duties shall be limited to the safekeeping of the Escrow Account and discharge of same in accordance with the written instructions described above. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein, and no implied duties or obligations shall be read into this Agreement with respect to the Escrow Agent. The Escrow Agent shall not be liable for any act it may do or omit to do as agent, while acting in good faith and in the exercise of its own best judgment. Any act done or omitted by the Escrow Agent on the advice of its own attorneys shall be deemed conclusively to have been done or omitted in good faith. The Escrow Agent shall have the right at any time to consult with counsel on any question arising under this Agreement. The Escrow Agent shall incur no liability for any delay reasonably required to obtain the advice of counsel. The Escrow Agent shall not be a party to and shall not be bound by any agreements related hereto other than this Agreement.
Furthermore, the Escrow Agent shall have no duty to know or determine the performance or nonperformance of any provision of any agreement that exists between BNP and NaPro and/or any other third parties.

     (b) Escrow Agent's Fees and Expenses. The Escrow Agent shall receive fees for performance of this Agreement, and shall be entitled to the payment of reasonable out-of-pocket expenses, including reasonable attorneys' fees, if any, incurred in connection with performing its duties hereunder, which fees and expenses shall be billed directly to and paid by NaPro, it being understood that the payment of such fees and expenses shall be deemed to satisfy in full any obligations on the part of the parties hereto with respect to the Escrow Agent. The Escrow Agent's fees for the performance of ordinary duties are as follows:
(i) setting up fees equal to five hundred dollars ($500), (ii) annual fees (payable in advance, per year or any portion thereof) equal to one thousand dollars ($1000), billed quarterly at two hundred fifty dollars ($250) or any portion thereof, and (iii) fifty dollars ($50) per buy or sell of any investment other than First American Mutual Fund investments. The Escrow Agent shall have a first and prior lien on the Deposit to secure its indemnification and payment of fees and expenses. In the event payment is not received promptly from NaPro, the Escrow Agent is authorized to deduct fees and expenses first from the investment earnings otherwise payable to NaPro, and then from any remaining Deposit.

     (c) New Escrow Agent. The Escrow Agent may, upon ten (10) business days written notice to each of NaPro and BNP, resign and cease acting as Escrow Agent. NaPro and BNP may at any time remove the Escrow Agent with or without cause by an instrument signed by BNP and NaPro and delivered to the Escrow Agent. If the Escrow Agent shall resign or cease to act as Escrow Agent, BNP and NaPro shall mutually agree upon a successor, which will be deemed to be the Escrow Agent for all purposes of this Agreement. The Escrow Agent shall, upon selection of a successor, deliver the amount in the Escrow Account to such successor and shall be relieved from any further liability and responsibility under this Agreement.


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     (d) Protection of Escrow Agent. In  consideration of the acceptance of this escrow by the Escrow Agent, the parties hereby agree, jointly and severally, for themselves and their successors and assigns, that (i) any party may examine the books and records evidencing the Escrow Account at any time at the office of the
Escrow  Agent  during  the  Escrow  Agent's  normal  business  hours;   (ii)  no
assignment, transfer, conveyance, or hypothecation of any right, title, or interest of any party or its successor in and to the Escrow Account shall be binding upon the Escrow Agent, unless and until written evidence of such assignment, transfer, conveyance, or hypothecation in form satisfactory to the Escrow Agent shall be filed with and accepted by the Escrow Agent; (iii) the Escrow Agent shall not be personally liable for any act it may do or omit to do as Escrow Agent under this Agreement, unless resulting from gross negligence or wilful misconduct; (iv) the Escrow Agent may disregard any and all notices or warnings given by any of the parties hereto (except notices expressly envisioned in this Escrow Agreement), or by any other person or entity, excepting only orders or process of court, and is hereby expressly authorized to comply with and obey any and all orders, judgments, or decrees of any court reasonably believed by the Escrow Agent to have jurisdiction of the subject matter and the parties, and in case the Escrow Agent obeys or complies with any such order, judgment, or decree of any such court it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance, notwithstanding any such order, judgment, or decree being subsequently reversed, modified, annulled, set aside or vacated, or found to have been entered without jurisdiction; and (v) NaPro and BNP shall jointly, but not severally, indemnify and hold the Escrow Agent harmless as to any loss, claim, damage, or liability incurred by the Escrow Agent to any other person or entity by reason of the Escrow Agent's having acted as Escrow Agent hereunder, or in connection herewith (collectively, "Losses"), other than those Losses resulting from the Escrow Agent's gross negligence or willful misconduct.

     (e) Interpleader. In the event of any disagreement or uncertainty regarding the determination of the arbitrators pursuant to Section 6(f) of this Agreement, the interpretation of this Agreement, the rights and obligations set forth in this Agreement, or the propriety of any action contemplated to be taken by the Escrow Agent hereunder, the Escrow Agent may, in its sole discretion, file an action in interpleader to resolve such disagreement or uncertainty. The Escrow Agent shall be entitled to recover from the parties hereto all reasonable fees and expenses in connection with the filing of any such action.

     (f) Reports. The Escrow Agent shall furnish NaPro and BNP with written reports on a monthly basis as to the amount of funds contained in the Escrow Account, the investments contained in the Escrow Account, and describing each transaction made with respect to this Agreement during the term of this Agreement.

                  6.       Miscellaneous.

     (a) Counterparts. This Agreement may be executed by facsimile and in one or more counterparts, all of which taken together will constitute one and the same agreement.

     (b) Governing Law. All questions concerning the construction, validity, and interpretation of this Agreement will be governed by and construed in accordance

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with the domestic  laws of the State of New York,  without  giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

     (c) Notices. All notices, communications, and deliveries hereunder shall be made in writing by registered mail, return receipt requested, or by overnight courier, and shall be deemed given on the date received. Notices shall be sent to the following addresses:

                           To the Escrow Agent:

                                    Colorado National Bank
                                    950 17th Street
                                    Denver, Colorado 80202
                                    Fax:    303-585-6865
                                    Attn:   Adam Dalmy
                                            Corporate Trust Department

                           To NaPro:

                                    NaPro BioTherapeutics, Inc.
                                    6304 Spine Road, Unit A
                                    Boulder, Colorado 80301
                                    Fax:    303-530-1296
                                    Attn:   Chief Executive Officer

                           To BNP:

                       Baker Norton Pharmaceuticals, Inc.
                                    4400 Biscayne Boulevard
                                    Miami, Florida 33137
                                    Fax:    305-575-6049
                                    Attn:   General Counsel

or to such other representative or at such other address of a party as such party hereto may furnish to the other parties in writing.

     (d) Successors and Assigns. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

     (e) Entire Agreement.  This Agreement and the Termination Agreement contain
the   complete   agreement   between  the  parties  and   supersede   any  prior
understandings,

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agreements or representations by or between the parties,  written or oral, which may have related to the subject matter hereof in any way.

     (f) Arbitration. Any dispute of the parties arising out of or in connection with this Agreement, including any question regarding its existence, interpretation, validity, or termination shall be submitted to binding arbitration pursuant to the Commercial Arbitration Rules of the American
Arbitration Association (the "AAA"). If any such dispute arises, the aggrieved party shall give the other party written notice of such controversy, claim, or dispute in accordance with Section 6(c) hereof, and if the parties are unable in good faith to resolve such controversy, claim, or dispute within ten (10) days of such notice, NaPro and BNP shall have thirty (30) days to each select an arbitrator, and such arbitrators shall together choose a third arbitrator within thirty (30) days. If one party does not designate an arbitrator within thirty
(30) days, the other party shall notify the AAA who shall designate an arbitrator for the nonselecting party. Within sixty (60) days after their selection, the arbitrators shall submit a written report of their determination to the parties hereto. The determination of a majority of the arbitrators shall be binding upon the parties hereto. The losing party shall pay all costs of all arbitrators and all other costs of the arbitration; provided, that such costs shall not include either party's legal fees or preparation costs associated with such arbitration. Any decision, determination, or award rendered as a result of such arbitration shall be final, conclusive, and binding on the parties hereto and may be reduced to judgment in any appropriate court having jurisdiction thereof in accordance with the provisions of any applicable law relating thereto. The arbitration shall be conducted in New York, New York. Escrow Agent shall not be a party to any arbitration, but shall cooperate with parties and arbitrators in providing requested information about the Escrow Account.

     (h) Amendments. This Escrow Agreement may be amended or modified at any time or from time to time in a writing executed by NaPro, BNP and the Escrow Agent.

     (i) Severability. The provisions of this Agreement shall be severable, and if any of them are held invalid or unenforceable, for any reason, such provision shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such provision in a valid and enforceable manner. The invalidity or unenforceability of one provision shall not affect any other provision of this Agreement.

                                            *   *   *   *   *

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                  IN WITNESS  WHEREOF,  the parties  hereto have  executed  this
Escrow Agreement as of the day and year first set forth above.

NAPRO BIOTHERAPEUTICS, INC.


By:    /s/ Leonard P. Shaykin
       Name:  Leonard P. Shaykin
       Title:  Chairman of the Board


BAKER NORTON PHARMACEUTICALS, INC.


By:    /s/ArmandoTabernilla
       Name: Armando Tabernilla
       Title: Secretary


U.S. BANK NATIONAL ASSOCIATION
D/B/A COLORADO NATIONAL BANK


By: /s/ Adam M. Dalmy
       Name:      Adam M. Dalmy
       Title:     Vice President


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